UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	_________ May 31, 2016____________________

Eastside Distilling, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54959	20-3937596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1805 SE Martin Luther King Jr Blvd.	97214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K is being filed to update the disclosure contained in the original Current Report on Form 8-K filed on June 9, 2016 under (i) Item 1.01 related to the additional sale of Common Units and Preferred Units and (ii) Item 8.01 related to the waiver received.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

1.	From June 4, 2016 to June 22, 2016, we conducted closings for the sale of 40,000,000 units (“Common Units”) to accredited investors at a price of $0.05 per Common Unit for an aggregate cash purchase price of $2,000,000 (of which a closing for the sale of 18 million Common Units for a purchase price of $900,000 occurred on June 22, 2016). Each Common Unit consists of (i) 1 share of our Common Stock and (ii) one Warrant (the “Warrants”), exercisable for 3-years, to purchase one (1) share of Common Stock at an exercise price of $0.10 per whole share (the “Warrant Shares”). The issuance and sale of the Common Units, the Common Stock, the Warrants, and the Warrant Shares will not be registered under the Securities Act of 1933 and are being offered in reliance on the exemption from registration afforded by Section 4(a)(2) and/or Rule 506 of Regulation D thereunder.

We used approximately $100,000 of the proceeds received to prepay in full that certain 14% Secured Convertible Promissory Note dated May 13, 2016 in the original principal amount of $219,200.65. The prepayment amount for this note referred to in our Current Report in Form 8-K dated June 1, 2016 was reduced due to the note holder’s conversion of principal under this note into shares of our common stock following receipt of the prepayment notice, as permitted under the terms of such note. We will use approximately $307,987 to prepay in full that certain 14% Secured Convertible Promissory Note dated May 13, 2016 in the original principal amount of $302,646.58 (which amount may be reduced in the event the holder of such note effectuates any conversions prior to the prepayment date) and approximately $130,594 to repay in full the remaining amounts due under that certain 5% Convertible Promissory Note in the original principal amount of $150,000. We intend to use the remaining proceeds for inventory purchases and for working capital and general corporate purposes. The issuance and sale of the shares of Common Stock, the Warrants, and the Warrant Shares have not been registered under the Securities Act of 1933, as amended and such securities have been sold and will be issued in reliance on exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) and/or Rule 506 of Regulation D thereunder.

The Warrants are subject to the terms and conditions of the form of Warrant attached hereto as Exhibit 4.1 and incorporated by reference herein. The terms of the private placement for the Common Units are more fully set forth in the form of Subscription Agreement attached hereto as Exhibit 10.1 and incorporated by reference herein.

2.	From June 8, 2016 to June 17, 2016, we sold 42 units (“Series A Units”) to accredited investors and a single unaccredited investor at a price of $1,000 per Series A Unit for an aggregate cash purchase price of $39,000. Each Series A Unit consists of (i) 1 share of our Series A Convertible Preferred Stock (“Series A Preferred”) convertible into shares of Common Stock at a rate of $0.075 per share (the “Conversion Shares”), and (ii) one Warrant (the “Series A Warrants”), exercisable for 3-years, to purchase thirteen thousand three hundred thirty two shares (13,332) shares of Common Stock at an exercise price of $0.10 per whole share (the “Series A Warrant Shares”).

We received gross proceeds of $42,000 from the sale of the 42 Series A Units for cash. We used $3,360 of these proceeds as payment for non-exclusive placement agent fees to FINRA registered broker-dealers. The remaining proceeds will be used for working capital and general corporate purposes. The issuance and sale of the shares of Series A Preferred, the Series A Warrants, the Series A Warrant Shares and the Conversion Shares will not be registered under the Securities Act of 1933 and are being offered in reliance on the exemption from registration afforded by Section 4(a)(2) and/or Rule 506 of Regulation D thereunder. In addition, we issued 5-year warrants to purchase 16,800 shares of Common Stock with an exercise price of $0.075 to broker-dealers in connection with the purchase of Series A Units referred to in this Report.

The Series A Warrants are subject to the terms and conditions of the form of Series A Warrant attached hereto as Exhibit 4.2 and incorporated by reference herein. The terms of the private placement for the Series A Units are more fully set forth in the form of Subscription Agreement attached hereto as Exhibit 10.2 and incorporated by reference herein.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

1.	See Item 1.01 above

2.	Effective June 1, 2016, we issued 1,465,202 shares of our common stock upon conversion of
$40,000 in principal under a convertible promissory note. The issuance was exempt pursuant to Section 3(a)(9) and Section 4(a)(2) of the Securities Act of 1933, as amended.

3.	Effective June 3, 2016, we issued 1,752,908 shares of our common stock upon conversion of $55,830.10 in principal under a convertible promissory note. The issuance was exempt pursuant to Section 3(a)(9) and Section 4(a)(2) of the Securities Act of 1933, as amended.

4.	See Item 8.01 below

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 1, 2016, we filed a Certificate of Amendment to our Certificate of Designation of our Series A Preferred Stock (the “Series A Amendment”) which such Series A Amendment: (i) reduces the Series A Conversion Price set forth in Section 5.1 thereof to $0.075; (ii) clarifies that the voting rights based on a multiple of which the Series A Preferred is convertible do not take into account conversion limitations set forth in Section 5.5 thereof and (iii) provides that the conversion limitations contained in Section 5.5 can be waived by any holder. The Series A Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Section 8 – Other Event

Item 8.01 Other Events.

On May 31, 2016, we received a waiver from the holder of that certain 5% Convertible Note in the original principal amount of $150,000 with a then stated maturity date of May 31, 2016. The holder of such note agreed to waive any default resulting from non-payment so long as full payment is received by holder on or before June 30, 2016 (“Waiver Termination Date”). On June 17, 2016, we entered into an Amendment No. 1 to Waiver pursuant to which the Waiver Termination Date was extended to July 1, 2016. In consideration of the Amendment No. 1 to Waiver, we issued the holder 100,000 shares of our common stock. We did not receive any proceeds from this issuance. The issuance was exempt under Section 4(a)(2) of the Securities Act of 1933, as amended. The Waiver is attached as Exhibit 10.3 and incorporated by reference herein. The Amendment No. 1 to Waiver is attached as Exhibit 10.4 and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Certificate of Amendment to Certificate of Designation of Series A Preferred Stock (1)
4.1	Form of Warrant (Common Stock and Warrant offering) (1)
4.2	Form of Series A Warrant (Series A Preferred and Warrant Unit offering) (1)
10.1	Form of Subscription Agreement (Common Stock and Warrant offering) (1)
10.2	Form of Subscription Agreement (Series A Preferred and Warrant Unit offering) (1)
10.3	Waiver (1)
10.4	Amendment No. 1 to Waiver

(1) Filed as an exhibit to our Current Report on Form 8-K dated May 31, 2016 and filed on June 9, 2016 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTSIDE DISTILLING, INC.

(Registrant)

Date: June 23, 2016	By:	/s/ Steven Earles
Steven Earles
President and Chief Executive Officer

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